UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2026

LIQUIDMETAL TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31332	33-0264467
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20321 Valencia Circle
Lake Forest, CA 92630
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (949) 635-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 4.01. Changes in Registrant’s Certifying Accountant

On June 22, 2026, Liquidmetal Technologies, Inc., (the “Company”) was notified that Simon & Edward LLP (“S&E”) acquired, effective as of June 15, 2026, the attest business of BCRG Group (“BCRG”). As a result of the transaction, on June 26, 2026, the Company’s Board of Directors simultaneously dismissed BCRG as the Company’s independent registered public accounting firm and approved the appointment of S&E as the Company’s new independent registered public accounting firm. The services previously provided by BCRG will now be provided by S&E.

The audit reports of BCRG on the Company’s consolidated financial statements for the fiscal years ended December 31, 2025 and December 31, 2024 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2025 and December 31, 2024 and the subsequent interim period through March 31, 2026, there were no (i) “disagreements,” as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, between the Company and BCRG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to BCRG’s satisfaction, would have caused BCRG to make reference to the subject matter of such disagreements in connection with its reports on the consolidated financial statements for such years and interim period or (ii) “reportable events,” as described in Item 304(a)(1)(v) of Regulation S-K.

During the Company’s two most recent fiscal years ended December 31, 2025 and December 31, 2024 and the subsequent interim period through March 31, 2026, neither the Company nor anyone on its behalf consulted S&E regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that S&E concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement,” as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or a “reportable event,” as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided to BCRG a copy of the statements made in this Item 4.01. Attached as Exhibit 16.1 to this Form 8-K is a letter from BCRG to the Securities and Exchange Commission, dated June 26, 2026, stating that it agrees with these statements.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

16.1	Letter from BCRG Group to the Securities and Exchange Commission, dated June 26, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIQUIDMETAL TECHNOLOGIES INC.

Date: June 29, 2026	By:	/s/ Tony Chung
Tony Chung Chief Executive Officer